THE SECURITIES EVIDENCED BY THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("1933 ACT"), AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT COVERING SUCH SECURITIES OR SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT.


                                   ----------


                       VOID AFTER 5:00 P.M. NEW YORK TIME,
                                October 17, 2001


No. A-1                                                 172,485 Class A Warrants



                      TECHNOLOGY FLAVORS & FRAGRANCES, INC.

             (Incorporated Under the Laws of the State of Delaware)

              CLASS A WARRANT CERTIFICATE REPRESENTING WARRANTS TO
                     PURCHASE COMMON STOCK, $.01 PAR VALUE,
                               AT $2.40 PER SHARE

                                     CLASS A

     This certifies that, for value received, TECHNOLOGY FLAVORS & FRAGRANCES, INC., a Delaware corporation (the "Company"), upon the surrender of this Class A Warrant Certificate to the Company as provided in the Purchase Agreement referred to below, provided, and only if, this Class A Warrant Certificate shall be so surrendered after 9:00 A.M., New York time, on October 17, 1996 and prior to 5:00 P.M., New York time, on October 17, 2001 (such date after which the Class A Warrants represented by this Class A Warrant Certificate are no longer exercisable being referred to herein as the "Expiration Date"), will sell and deliver, or cause to be sold and delivered, to THE HIGH VIEW FUND or registered assigns, subject to the terms and conditions herein set forth, a certificate for fully paid and non-assessable shares of Common Stock, par value $.01 per share ("Common Stock"), of the Company upon payment of the Warrant Price, as defined below, for each of the Class A Warrants represented hereby which is then exercised. Subject to adjustment as provided in the Purchase Agreement, the Warrant Price payable on the exercise of each Warrant (referred to herein as the "Warrant Price") shall be $2.40 per share of Common Stock until 5:00 P.M. New York time on the Expiration Date. The Warrant Price shall be payable in cash or by certified check.

     This Class A Warrant is one of a duly authorized issue of Class A Warrants, aggregating Class A Warrants to purchase up to 450,000 shares of Common Stock, issued pursuant to the Purchase Agreement dated October 17, 1996, between the Company and the Purchasers named in such Purchase Agreement. Such Purchase Agreement is herein referred to as the "Purchase Agreement".

     This Class A Warrant is subject to the provisions of and is entitled to the benefits of the Purchase Agreement. The Purchase Agreement provides, inter alia, for the meeting of certain covenants by the Company and for certain registration rights, in each case upon the terms and conditions set forth in the Purchase Agreement. Reference is hereby made to the Purchase Agreement for a more complete statement of the rights and limitations of rights of the registered holder hereof and the rights and obligations of the Company thereunder. A copy of the Purchase Agreement is on file at the principal office of the Company in Amityville, New York. Each holder of this Class A Warrant, by accepting the same, agrees to and shall be bound by the provisions of the Purchase Agreement.

     This Class A Warrant is convertible into Common Stock in the manner, and upon the terms and conditions, including, without limitation, anti-dilution provisions, provided in the Purchase Agreement.

     This Class A Warrant is delivered in and shall be construed and enforced in accordance with and governed by the laws of the State of New York (other than any conflict of laws rule which might result in the application of the laws of any other jurisdiction).

     Subject to the provisions of Section 19 of the Purchase Agreement, the Company may treat the person in whose name this Class A Warrant is registered as the owner and holder of this Class A Warrant for all purposes whatsoever, and the Company shall not be affected by any notice to the contrary (except that the Company shall comply with the provisions of Section 12 of the Purchase Agreement regarding the issuance of a new Class A Warrant or Class A Warrants to permitted transferees).

     IN WITNESS WHEREOF, TECHNOLOGY FLAVORS & FRAGRANCES, INC. has caused this Class A Warrant to be dated and to be executed and issued on its behalf by its officer thereto duly authorized and its corporate seal to be hereunto duly affixed.

Dated:   New York, New York
         October 17, 1996




                                                TECHNOLOGY FLAVORS &
                                                 FRAGRANCES, INC.


(Corporate Seal]                                By: /s/ Philip Rosner
                                                   ----------------------------
                                                   Title: President
Attested:

/s/ Joseph A. Gemmo
---------------------
     VP/CFO

THE SECURITIES EVIDENCED BY THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("1933 ACT"), AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT COVERING SUCH SECURITIES OR SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT.


                                   ----------


                       VOID AFTER 5:00 P.M. NEW YORK TIME,
                                October 17, 2001


No. A-2                                                 172,485 Class A Warrants



                      TECHNOLOGY FLAVORS & FRAGRANCES, INC.

             (Incorporated Under the Laws of the State of Delaware)

              CLASS A WARRANT CERTIFICATE REPRESENTING WARRANTS TO
                     PURCHASE COMMON STOCK, $.01 PAR VALUE,
                               AT $2.40 PER SHARE

                                     CLASS A

     This certifies that, for value received, TECHNOLOGY FLAVORS & FRAGRANCES, INC., a Delaware corporation (the "Company"), upon the surrender of this Class A Warrant Certificate to the Company as provided in the Purchase Agreement referred to below, provided, and only if, this Class A Warrant Certificate shall be so surrendered after 9:00 A.M., New York time, on October 17, 1996 and prior to 5:00 P.M., New York time, on October 17, 2001 (such date after which the Class A Warrants represented by this Class A Warrant Certificate are no longer exercisable being referred to herein as the "Expiration Date"), will sell and deliver, or cause to be sold and delivered, to THE HIGH VIEW FUND or registered assigns, subject to the terms and conditions herein set forth, a certificate for fully paid and non-assessable shares of Common Stock, par value $.01 per share ("Common Stock"), of the Company upon payment of the Warrant Price, as defined below, for each of the Class A Warrants represented hereby which is then exercised. Subject to adjustment as provided in the Purchase Agreement, the Warrant Price payable on the exercise of each Warrant (referred to herein as the "Warrant Price") shall be $2.40 per share of Common Stock until 5:00 P.M. New York time on the Expiration Date. The Warrant Price shall be payable in cash or by certified check.

     This Class A Warrant is one of a duly authorized issue of Class A Warrants, aggregating Class A Warrants to purchase up to 450,000 shares of Common Stock, issued pursuant to the Purchase Agreement dated October 17, 1996, between the Company and the Purchasers named in such Purchase Agreement. Such Purchase Agreement is herein referred to as the "Purchase Agreement".

     This Class A Warrant is subject to the provisions of and is entitled to the benefits of the Purchase Agreement. The Purchase Agreement provides, inter alia, for the meeting of certain covenants by the Company and for certain registration rights, in each case upon the terms and conditions set forth in the Purchase Agreement. Reference is hereby made to the Purchase Agreement for a more complete statement of the rights and limitations of rights of the registered holder hereof and the rights and obligations of the Company thereunder. A copy of the Purchase Agreement is on file at the principal office of the Company in Amityville, New York. Each holder of this Class A Warrant, by accepting the same, agrees to and shall be bound by the provisions of the Purchase Agreement.

     This Class A Warrant is convertible into Common Stock in the manner, and upon the terms and conditions, including, without limitation, anti-dilution provisions, provided in the Purchase Agreement.

     This Class A Warrant is delivered in and shall be construed and enforced in accordance with and governed by the laws of the State of New York (other than any conflict of laws rule which might result in the application of the laws of any other jurisdiction).

     Subject to the provisions of Section 19 of the Purchase Agreement, the Company may treat the person in whose name this Class A Warrant is registered as the owner and holder of this Class A Warrant for all purposes whatsoever, and the Company shall not be affected by any notice to the contrary (except that the Company shall comply with the provisions of Section 12 of the Purchase Agreement regarding the issuance of a new Class A Warrant or Class A Warrants to permitted transferees).

     IN WITNESS WHEREOF, TECHNOLOGY FLAVORS & FRAGRANCES, INC. has caused this Class A Warrant to be dated and to be executed and issued on its behalf by its officer thereto duly authorized and its corporate seal to be hereunto duly affixed.

Dated:   New York, New York
         October 17, 1996




                                                TECHNOLOGY FLAVORS &
                                                 FRAGRANCES, INC.


(Corporate Seal]                                By: /s/ Philip Rosner
                                                   ----------------------------
                                                   Title: President
Attested:

/s/ Joseph A. Gemmo
---------------------
     VP/CFO

THE SECURITIES EVIDENCED BY THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("1933 ACT"), AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT COVERING SUCH SECURITIES OR SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT.



                         ------------------------------



                       VOID AFTER 5:00 P.M. NEW YORK TIME,
                                October 17, 2001


No. A-3                                                 35,010 Class A Warrants



                      TECHNOLOGY FLAVORS & FRAGRANCES, INC.

             (Incorporated Under the Laws of the State of Delaware)

              CLASS A WARRANT CERTIFICATE REPRESENTING WARRANTS TO
                     PURCHASE COMMON STOCK, $.01 PAR VALUE,
                               AT $2.40 PER SHARE

                                     CLASS A


          This certifies that, for value received, TECHNOLOGY FLAVORS & FRAGRANCES, INC., a Delaware corporation (the "Company"), upon the surrender of this Class A Warrant Certificate to the Company as provided in the Purchase Agreement referred to below, provided, and only if, this Class A Warrant Certificate shall be so surrendered after 9:00 A.M., New York time, on October 17, 1996 and prior to 5:00 P.M., New York time, on October 17, 2001 (such date after which the Class A Warrants represented by this Class A Warrant Certificate are no longer exercisable being referred to herein as the "Expiration Date"), will sell and deliver, or cause to be sold and delivered, to LAURENCE D. FINK or registered assigns, subject to the terms and conditions herein set forth, a certificate for fully paid and non-assessable shares of Common Stock, par value $.01 per share ("Common Stock"), of the Company upon payment of the Warrant Price, as defined below, for each of the Class A Warrants represented hereby which is then exercised. Subject to adjustment as provided in the Purchase Agreement, the Warrant Price payable on the exercise of each Warrant (referred to herein as the "Warrant Price") shall be $2.40 per share of Common Stock until 5:00 P.M. New York time on the Expiration Date. The Warrant Price shall be payable in cash or by certified check.

          This Class A Warrant is one of a duly authorized issue of Class A Warrants, aggregating Class A Warrants to purchase up to 450,000 shares of Common Stock, issued pursuant to the Purchase Agreement dated October 17, 1996, between the Company and the Purchasers named in such Purchase Agreement. Such Purchase Agreement is herein referred to as the "Purchase Agreement".

          This Class A Warrant is subject to the provisions of and is entitled to the benefits of the Purchase Agreement. The Purchase Agreement provides, inter alia, for the meeting of certain covenants by the Company and for certain registration rights, in each case upon the terms and conditions set forth in the Purchase Agreement. Reference is hereby made to the Purchase Agreement for a more complete statement of the rights and limitations of rights of the registered holder hereof and the rights and obligations of the Company thereunder. A copy of the Purchase Agreement is on file at the principal office of the Company in Amityville, New York. Each holder of this Class A Warrant, by accepting the same, agrees to and shall be bound by the provisions of the Purchase Agreement.

          This Class A Warrant is convertible into Common Stock in the manner, and upon the terms and conditions, including, without limitation, anti-dilution provisions, provided in the Purchase Agreement.

          This Class A Warrant is delivered in and shall be construed and enforced in accordance with and governed by the laws of the State of New York (other than any conflict of laws rule which might result in the application of the laws of any other jurisdiction).

          Subject to the provisions of Section 19 of the Purchase Agreement, the Company may treat the person in whose name this Class A Warrant is registered as the owner and holder of this Class A Warrant for all purposes whatsoever, and the Company shall not be affected by any notice to the contrary (except that the Company shall comply with the provisions of Section 12 of the Purchase Agreement regarding the issuance of a new Class A Warrant or Class A Warrants to permitted transferees).

          IN WITNESS WHEREOF, TECHNOLOGY FLAVORS & FRAGRANCES, INC. has caused this Class A Warrant to be dated and to be executed and issued on its behalf by its officer thereto duly authorized and its corporate seal to be hereunto duly affixed.

Dated: New York, New York
       November 1, 1996



                                                TECHNOLOGY FLAVORS &
                                                 FRAGRANCES, INC.


(Corporate Seal]                                By: /s/ Philip Rosner
                                                   ----------------------------
                                                   Title: President
Attested:

/s/ Joseph A. Gemmo
---------------------
     VP/CFO

THE SECURITIES EVIDENCED BY THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("1933 ACT"), AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT COVERING SUCH SECURITIES OR SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT.



                         ------------------------------



                       VOID AFTER 5:00 P.M. NEW YORK TIME,
                                October 17, 2001


No. A-4                                                  35,010 Class A Warrants



                      TECHNOLOGY FLAVORS & FRAGRANCES, INC.

             (Incorporated Under the Laws of the State of Delaware)

              CLASS A WARRANT CERTIFICATE REPRESENTING WARRANTS TO
                     PURCHASE COMMON STOCK, $.01 PAR VALUE,
                               AT $2.40 PER SHARE

                                     CLASS A


          This certifies that, for value received, TECHNOLOGY FLAVORS & FRAGRANCES, INC., a Delaware corporation (the "Company"), upon the surrender of this Class A Warrant Certificate to the Company as provided in the Purchase Agreement referred to below, provided, and only if, this Class A Warrant Certificate shall be so surrendered after 9:00 A.M., New York time, on October 17, 1996 and prior to 5:00 P.M., New York time, on October 17, 2001 (such date after which the Class A Warrants represented by this Class A Warrant Certificate are no longer exercisable being referred to herein as the "Expiration Date"), will sell and deliver, or cause to be sold and delivered, to BENNETT W. GOLUB or registered assigns, subject to the terms and conditions herein set forth, a certificate for fully paid and non-assessable shares of Common Stock, par value $.01 per share ("Common Stock"), of the Company upon payment of the Warrant Price, as defined below, for each of the Class A Warrants represented hereby which is then exercised. Subject to adjustment as provided in the Purchase Agreement, the Warrant Price payable on the exercise of each Warrant (referred to herein as the "Warrant Price") shall be $2.40 per share of Common Stock until 5:00 P.M. New York time on the Expiration Date. The Warrant Price shall be payable in cash or by certified check.

          This Class A Warrant is one of a duly authorized issue of Class A Warrants, aggregating Class A Warrants to purchase up to 450,000 shares of Common Stock, issued pursuant to the Purchase Agreement dated October 17, 1996, between the Company and the Purchasers named in such Purchase Agreement. Such Purchase Agreement is herein referred to as the "Purchase Agreement".

          This Class A Warrant is subject to the provisions of and is entitled to the benefits of the Purchase Agreement. The Purchase Agreement provides, inter alia, for the meeting of certain covenants by the Company and for certain registration rights, in each case upon the terms and conditions set forth in the Purchase Agreement. Reference is hereby made to the Purchase Agreement for a more complete statement of the rights and limitations of rights of the registered holder hereof and the rights and obligations of the Company thereunder. A copy of the Purchase Agreement is on file at the principal office of the Company in Amityville, New York. Each holder of this Class A Warrant, by accepting the same, agrees to and shall be bound by the provisions of the Purchase Agreement.

          This Class A Warrant is convertible into Common Stock in the manner, and upon the terms and conditions, including, without limitation, anti-dilution provisions, provided in the Purchase Agreement.

          This Class A Warrant is delivered in and shall be construed and enforced in accordance with and governed by the laws of the State of New York (other than any conflict of laws rule which might result in the application of the laws of any other jurisdiction).

          Subject to the provisions of Section 19 of the Purchase Agreement, the Company may treat the person in whose name this Class A Warrant is registered as the owner and holder of this Class A Warrant for all purposes whatsoever, and the Company shall not be affected by any notice to the contrary (except that the Company shall comply with the provisions of Section 12 of the Purchase Agreement regarding the issuance of a new Class A Warrant or Class A Warrants to permitted transferees).

          IN WITNESS WHEREOF, TECHNOLOGY FLAVORS & FRAGRANCES, INC. has caused this Class A Warrant to be dated and to be executed and issued on its behalf by its officer thereto duly authorized and its corporate seal to be hereunto duly affixed.

Dated: New York, New York
       November 1, 1996



                                                TECHNOLOGY FLAVORS &
                                                 FRAGRANCES, INC.


(Corporate Seal]                                By: /s/ Philip Rosner
                                                   ----------------------------
                                                   Title: President
Attested:

/s/ Joseph A. Gemmo
---------------------
     VP/CFO

THE SECURITIES EVIDENCED BY THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("1933 ACT"), AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT COVERING SUCH SECURITIES OR SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT.



                         ------------------------------



                       VOID AFTER 5:00 P.M. NEW YORK TIME,
                                October 17, 2001


No. A-5                                                 35,010 Class A Warrants



                      TECHNOLOGY FLAVORS & FRAGRANCES, INC.

             (Incorporated Under the Laws of the State of Delaware)

              CLASS A WARRANT CERTIFICATE REPRESENTING WARRANTS TO
                     PURCHASE COMMON STOCK, $.01 PAR VALUE,
                               AT $2.40 PER SHARE

                                     CLASS A


          This certifies that, for value received, TECHNOLOGY FLAVORS & FRAGRANCES, INC., a Delaware corporation (the "Company"), upon the surrender of this Class A Warrant Certificate to the Company as provided in the Purchase Agreement referred to below, provided, and only if, this Class A Warrant Certificate shall be so surrendered after 9:00 A.M., New York time, on October 17, 1996 and prior to 5:00 P.M., New York time, on October 17, 2001 (such date after which the Class A Warrants represented by this Class A Warrant Certificate are no longer exercisable being referred to herein as the "Expiration Date"), will sell and deliver, or cause to be sold and delivered, to THE ROBERT S. KAPITO FAMILY TRUST or registered assigns, subject to the terms and conditions herein set forth, a certificate for fully paid and non-assessable shares of Common Stock, par value $.01 per share ("Common Stock"), of the Company upon payment of the Warrant Price, as defined below, for each of the Class A Warrants represented hereby which is then exercised. Subject to adjustment as provided in the Purchase Agreement, the Warrant Price payable on the exercise of each Warrant (referred to herein as the "Warrant Price") shall be $2.40 per share of Common Stock until 5:00 P.M. New York time on the Expiration Date. The Warrant Price shall be payable in cash or by certified check.

          This Class A Warrant is one of a duly authorized issue of Class A Warrants, aggregating Class A Warrants to purchase up to 450,000 shares of Common Stock, issued pursuant to the Purchase Agreement dated October 17, 1996, between the Company and the Purchasers named in such Purchase Agreement. Such Purchase Agreement is herein referred to as the "Purchase Agreement".

          This Class A Warrant is subject to the provisions of and is entitled to the benefits of the Purchase Agreement. The Purchase Agreement provides, inter alia, for the meeting of certain covenants by the Company and for certain registration rights, in each case upon the terms and conditions set forth in the Purchase Agreement. Reference is hereby made to the Purchase Agreement for a more complete statement of the rights and limitations of rights of the registered holder hereof and the rights and obligations of the Company thereunder. A copy of the Purchase Agreement is on file at the principal office of the Company in Amityville, New York. Each holder of this Class A Warrant, by accepting the same, agrees to and shall be bound by the provisions of the Purchase Agreement.

          This Class A Warrant is convertible into Common Stock in the manner, and upon the terms and conditions, including, without limitation, anti-dilution provisions, provided in the Purchase Agreement.

          This Class A Warrant is delivered in and shall be construed and enforced in accordance with and governed by the laws of the State of New York (other than any conflict of laws rule which might result in the application of the laws of any other jurisdiction).

          Subject to the provisions of Section 19 of the Purchase Agreement, the Company may treat the person in whose name this Class A Warrant is registered as the owner and holder of this Class A Warrant for all purposes whatsoever, and the Company shall not be affected by any notice to the contrary (except that the Company shall comply with the provisions of Section 12 of the Purchase Agreement regarding the issuance of a new Class A Warrant or Class A Warrants to permitted transferees).

          IN WITNESS WHEREOF, TECHNOLOGY FLAVORS & FRAGRANCES, INC. has caused this Class A Warrant to be dated and to be executed and issued on its behalf by its officer thereto duly authorized and its corporate seal to be hereunto duly affixed.

Dated: New York, New York
       November 1, 1996


                                                TECHNOLOGY FLAVORS &
                                                 FRAGRANCES, INC.


(Corporate Seal]                                By: /s/ Philip Rosner
                                                   ----------------------------
                                                   Title: President
Attested:

/s/ Joseph A. Gemmo
---------------------
     VP/CFO

                                       -3-